UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017

CANNABIS LEAF INCORPORATED

(Exact name of registrant as specified in charter)

Nevada	000-55467	47-2055848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 9th Avenue NE Seattle, Washington	98105
(Address of principal executive offices)	(Zip Code)

(206) 430-6250

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 1.01.	Entry Into a Material Definitive Agreement.

On October 24, 2017, Cannabis Leaf Incorporated (the “Company”) entered into a Letter of Intent (the “LOI”) with Green Venture Capital Inc. (“Green Venture”) whereby the Company will be assigned Green Venture’s interest in a Letter of Intent (the “MMS Farms LOI”) that Green Venture has with MMS Farms, LLC (“MMS Farms”). MMS Farms owns a Tier 2 Recreational Marijuana Production and Processing License which allows MMS Farms to produce and process recreational marijuana under the laws of the State of Washington.

Closing will take place on the MMS Farms LOI is assigned to the Company by Green Venture and MMS Farms. The Company is to provide financing of $500,000 to Green Venture, payable in installments. Further information will be disclosed once a definitive agreement is finalized.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS LEAF INCORPORATED

Date: November 1, 2017	By:	/s/ Jason Sakowski
Jason Sakowski, President & C.E.O.

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